  EXHIBIT 99.2

NYSE American: BKTI BK TECHNOLOGIES SECOND QUARTER 2022 EARNINGS RESULTS August 11, 2022

DISCLOSURES This presentation contains certain forward-looking statements that are made pursuant to the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements concern the Company’s operations, economic performance, and financial condition, including, but not limited to, statements regarding the Company’s long-term strategic plan, and are based largely on the Company’s beliefs and expectations. These statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of the Company, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such factors and risks, some of which have been, and may further be, exacerbated by the COVID-19 pandemic and the ongoing war in Ukraine, include, among others, the following: changes or advances in technology; the success of our land mobile radio product line; disruption in the global supply chain creating delays, unavailability and adverse conditions; successful introduction of new products and technologies, including our ability to successfully develop and sell our anticipated new multiband product and other related products in the planned new BKR Series product line; competition in the land mobile radio industry; general economic and business conditions, including inflationary pressures, federal, state and local government budget deficits and spending limitations, any impact from a prolonged shutdown of the U.S. Government, the ongoing effects of the COVID-19 pandemic and the ongoing war in Ukraine, including the impact of related sanctions being imposed by the U.S. Government and the governments of other countries, impact of potential reprisals as a consequence of the war in Ukraine and any related sanctions; the availability, terms and deployment of capital; reliance on contract manufacturers and suppliers; risks associated with fixed-price contracts; heavy reliance on sales to agencies of the U.S. Government and our ability to comply with the requirements of contracts, laws and regulations related to such sales; allocations by government agencies among multiple approved suppliers under existing agreements; our ability to comply with U.S. tax laws and utilize deferred tax assets; our ability to attract and retain executive officers, skilled workers and key personnel; our ability to manage our growth; our ability to identify potential candidates for, and to consummate, acquisition, disposition or investment transactions, and risks incumbent to being a noncontrolling interest stockholder in a corporation; impact of the COVID-19 pandemic or the ongoing war in Ukraine on the companies in which the Company holds investments; impact of our capital allocation strategy; risks related to maintaining our brand and reputation; impact of government regulation; impact of rising health care costs; our business with manufacturers located in other countries, including changes in the U.S. Government and foreign governments’ trade and tariff policies, as well as any further impact resulting from the COVID-19 pandemic or the ongoing war in Ukraine; our inventory and debt levels; protection of our intellectual property rights; fluctuation in our operating results and stock price; acts of war or terrorism, natural disasters and other catastrophic events, such as the COVID-19 pandemic and the ongoing war in Ukraine; any infringement claims; data security breaches, cyber-attacks and other factors impacting our technology systems; availability of adequate insurance coverage; maintenance of our NYSE American listing; risks related to being a holding company; and the effect on our stock price and ability to raise equity capital of future sales of shares of our common stock. Certain of these factors and risks, as well as other risks and uncertainties, are stated in more detail in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and in the Company’s subsequent filings with the SEC. These forward-looking statements are made as of the date of this presentation, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statement. 2 2 Forward-Looking Statements

SECOND QUARTER HIGHLIGHTS

STRONG GROWTH

- Revenues of $12 million increased 6.8% year over year and 84% sequentially compared to 1Q22
- Record bookings of $19 million driven by strong demand for BKR 5000 as customers upgrade portable communications platforms

PROGRESSING TOWARDS BKR 9000 MULTIBAND RADIO LAUNCH

- Completed first manufacturing build
- Targeting Q4 2022 launch

SAAS BUSINESS UNIT PRODUCT OFFERINGS UNDER DEVELOPMENT

- Developing our BK branded "BKRplay" IOS and Android smartphone application. BKRplay will be the platform that will enable BK to deliver a suite of new services
- Targeting Q4 2022 to launch first SaaS offering

NYSE American: BKTI

3

INCREASING DEMAND FOR BKR LINE: New and existing customers upgrading radio fleets Record bookings in 2Q’22/1H ‘22 Second BKR5000 production line added that increases manufacturing capabilities to reduce backlog and respond to continued strong demand $26.8 million backlog provides momentum through the balance of 2022 BKR 5000 CONTINUES TO SEE STRONG TRACTION 4 TEMPORARY MARGIN COMPRESSION RELATED TO COMPONENT SHORTAGES Component shortages created unusual short-term spike in product costs and pricing pressures in the first half Pressure has subsided considerably; expect margin improvement in the back half of 2022 4

POSITIONED FOR SIGNIFICANT GROWTH IN 2H & FY 2022 Securing material and production capacity to increase deliveries in the second half of 2022 and capitalize on record bookings for BKR 5000 1H ’22 (actual) 2H ’22 (projection) Targeting ~16,000 – 18,400 units RADIO UNITS DELIVERED FY ’21 (actual) FY ’22 (projection) Targeting ~24,600-27,000 units 5

PROGRESS ADVANCING BKR 9000: EXPECTING Q4 LAUNCH

MARKET OPPORTUNITY

- BKR 9000 multiband radio significantly expands market verticals into police, structure fire and EMS

PROGRESS TOWARDS LAUNCH

- Engineering and manufacturing teams are dialing in the performance, fit and manufacturability
- Working to complete FCC certification, field testing with key customer accounts and a second round of accelerated life testing.
- Competitive price and robust go-to-market strategy; targeting Q4 launch



in millions
$800
$700
$600
$500
$400
$300
$200
$100
$0
School
Hospitality
Wildland Fire
Public Service
Business Industrial
Oil & Gas
Other Commercial
Military
EMS
Police
Structural Fire
Total Addressable Market Size of $2.3B

Verticals with legacy BK products **Potential Verticals with BKR Series Radios**

Source: Motorola Annual Reports, Morningstar, Statista, AllTrucking, DataUSA, BLS, NCES, ParkRanger.edu, MarketWatch, US Department of Labour, US Census

NYSE American: BKTI

6

SAAS BUSINESS UNIT: LMR/LTE PRESENTS A LARGE MARKET OPPORTUNITY 7 7 Global SaaS market valued at $131B; expected to grow at CAGR of 27.5% to $717B in 20281 Global 5G infrastructure expected to grow at CAGR of 34.2% to $67B in 20302 Global Public Safety LTE market expected to grow at CAGR of 21.1% to $15.4B in 20253 1MarketsandMarkets 2Grand View Research 3Fortune Business Insights PREVIOUS SUCCESSES

CAPITALIZING ON OPPORTUNITIES IN LMR/LTE 8

FINANCIAL RESULTS & HIGHLIGHTS 9 Revenue grew 6.8% to $12 million; record Q2 bookings of $19 million provides momentum Significant margin compression related to higher component prices as a result of supply chain constraints SG&A increase primarily related to headquarter staffing and strategic initiatives Net loss reflects an unrealized loss of $600 thousand from FG Financial compared to an unrealized gain of $2.3 million in 2Q21 $5.9 million in cash and cash equivalents at June 30, 2022; working capital of $17.4 million 25 consecutive quarterly dividend payments (TTM $0.12 per share)

THE FUTURE OF BK TECHNOLOGIES: TARGETING $100M IN REVENUES BY 2025 10 Create a leader in the public safety industry specializing in personal communications devices that maximize safety and efficiency for first responders BKR 5000 continues to gain traction in the market; BKR 9000 positioned to significantly expand LMR verticals LMR/LTE opportunity is broad and expanding; new SaaS business unit developing innovative services to capture LTE market share and drive additional BKR radio sales 10

Q&A 11 11